                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 31, 2006


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                               36-3972986
   (State or other jurisdiction of incorporation         (I.R.S. Employer
                 or organization)                     Identification Number)


                             9900 WEST 109TH STREET
                                    SUITE 600
                             OVERLAND PARK, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 31, 2006, Compass Minerals International, Inc. reported its second quarter 2006 financial results. A copy of the press release is attached as exhibit 99.1.

     In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired: Not applicable.

(b) Pro Forma Financial Information: Not applicable.

(c) Exhibits:

Exhibit No.    Document
----------     --------

99.1           Press Release dated July 31, 2006



                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMPASS MINERALS INTERNATIONAL, INC.


Date:  July 31, 2006                     /s/ Rodney L. Underdown
                                         ---------------------------------------
                                         Rodney L. Underdown
                                         Vice President and
                                         Chief Financial Officer